UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  January 2, 2019

ENLINK MIDSTREAM, LLC

(Exact name of registrant as specified in its charter)

DELAWARE	001-36336	46-4108528
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1722 ROUTH STREET, SUITE 1300 DALLAS, TEXAS	75201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (214) 953-9500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                                              ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Item 8.01.                                        Other Events.

EnLink Midstream, LLC (“ENLC”) is filing this Current Report on Form 8-K (this “Current Report”) to provide certain unaudited pro forma condensed consolidated financial information giving effect to the closing of the Merger (as defined below). As previously disclosed in ENLC’s Current Report on Form 8-K filed on October 22, 2018, ENLC, EnLink Midstream Manager, LLC (the managing member of ENLC), NOLA Merger Sub, LLC, a wholly-owned subsidiary of ENLC (“Merger Sub”), EnLink Midstream Partners, LP (“ENLK”), and EnLink Midstream GP, LLC, the general partner of ENLK, entered into an Agreement and Plan of Merger, dated as of October 21, 2018, pursuant to which Merger Sub (subject to the satisfaction or waiver of certain conditions therein) will merge with and into ENLK (the “Merger”), with ENLK surviving the Merger as a subsidiary of ENLC.  The Merger is expected to close in late January 2019, subject to such conditions.

Included in this Current Report as Exhibit 99.1 are the unaudited pro forma condensed consolidated financial statements of ENLC, and the related notes thereto, which give effect to the Merger as if it had occurred on (i) September 30, 2018, in the case of the unaudited pro forma condensed consolidated balance sheet and (ii) January 1, 2017, in the case of the unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2018 and for the year ended December 31, 2017, each as previously filed by ENLC with the Securities and Exchange Commission (the “SEC”).

Item 9.01.                                        Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed consolidated financial statements of ENLC, and the related notes thereto, are filed with this Current Report as Exhibit 99.1 and incorporated into this Item 9.01(b) by reference.

(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION

99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements of EnLink Midstream, LLC.

Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of the federal securities laws. Although these statements reflect the current views, assumptions, and expectations of our management, the matters addressed herein involve certain assumptions, risks, and uncertainties that could cause actual activities, performance, outcomes, and results to differ materially from those indicated herein. Therefore, you should not rely on any of these forward-looking statements. All statements, other than statements of historical fact, included in this Current Report constitute forward-looking statements, including but not limited to statements identified by the words “forecast,” “may,” “believe,” “will,” “should,” “plan,” “predict,” “anticipate,” “intend,” “estimate,” and “expect” and similar expressions. Such forward-looking statements include, but are not limited to, statements about the Merger, the timing of the consummation of the Merger, if it will be consummated at all, and other statements that are not historical facts.  Such statements are subject to a number of assumptions, risks, and uncertainties, many of which are beyond the control of ENLK and ENLC, which may cause the actual results to differ materially from those implied or expressed by the forward-looking statements. These and other applicable uncertainties, factors, and risks are described more fully in ENLK’s and ENLC’s filings with the SEC, including ENLK’s and ENLC’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. Neither ENLK nor ENLC assumes any obligation to update any forward-looking statements.

Important Information for Investors and Unitholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed transaction referred to in this press release, on November 8, 2018, ENLC filed with the SEC a registration statement on Form S-4, as amended on December 6, 2018, that included a preliminary joint information statement and proxy statement of ENLC and ENLK and that also constitutes a preliminary prospectus of ENLC. The registration statement was declared effective by the SEC on December 10, 2018. ENLK and ENLC commenced mailing the definitive joint information statement/proxy statement/prospectus to their respective unitholders on or about December 10, 2018. This press release is not a substitute for the joint information statement/proxy statement/prospectus or registration statement or for any other document that ENLC or ENLK may file with the SEC and send to ENLC’s and/or ENLK’s unitholders in connection with the proposed transaction.

INVESTORS AND SECURITY HOLDERS OF ENLC AND ENLK ARE URGED TO READ THE JOINT INFORMATION STATEMENT/PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Investors and security holders will be able to obtain free copies of the joint information statement/proxy statement/prospectus and other documents filed with the SEC by ENLC or ENLK through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by ENLC and ENLK will be available free of charge on ENLC’s and ENLK’s website at www.enlink.com, in the “Investors” tab, or by contacting ENLC’s and ENLK’s Investor Relations Department at 214-721-9696.

Participants in the Solicitation

ENLC and the directors and executive officers of the managing member of ENLC and the directors and executive officers of the general partner of ENLK may be considered participants in the solicitation of proxies with respect to the proposed transactions under the rules of the SEC. Information about the directors and executive officers of the managing member of ENLC may be found in its Annual Report on Form 10-K for the year ended December 31, 2017 filed with the SEC on February 21, 2018. Information about the directors and executive officers of the general partner of ENLK may be found in its Annual Report on Form 10-K for the year ended December 31, 2017 filed with the SEC on February 21, 2018. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in any proxy statement and other relevant materials to be filed with the SEC when they become available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENLINK MIDSTREAM, LLC

	By:	EnLink Midstream Manager, LLC,
its Managing Member

Date: January 2, 2019	By:	/s/ Eric D. Batchelder
Eric D. Batchelder
Executive Vice President and Chief Financial Officer